Future Minimum Time Charter Revenue (Tables)	12 Months Ended
Dec. 31, 2021
Future Minimum Time Charter Revenue
Schedule of Future Minimum Time Charter Revenue
The future minimum time charter revenue, net of commissions, based on vessels committed to non-cancellable time charter contracts (including fixture recaps) as of December 31, 2021, is as follows:

December 31,
2022	$142,091
2023	73,240
2024	66,564
2025	35,800
2026	9,227
Thereafter	40,524
Total	$367,446